Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related-Party Transactions
RELATED-PARTY TRANSACTIONS

The following represent our significant related-party transactions:

•
TCEH's retail operations pay electricity delivery fees to Oncor. Amounts expensed for these fees totaled $1.0 billion, $1.1 billion and $1.0 billion for the years ended December 31, 2011, 2010 and 2009, respectively. The fees are based on rates regulated by the PUCT that apply to all REPs. The balance sheet as of December 31, 2011 and 2010 reflects amounts due currently to Oncor totaling $138 million and $143 million, respectively, (included in trade accounts and other payables to affiliates) primarily related to these electricity delivery fees.

•
Oncor's bankruptcy-remote financing subsidiary has issued securitization bonds to recover generation-related regulatory assets through a transition surcharge to its customers. Oncor's incremental income taxes related to the transition surcharges it collects are being reimbursed by TCEH. Therefore, the balance sheet reflects a noninterest bearing note payable maturing in 2016 to Oncor of $179 million ($41 million current portion included in trade accounts and other payables to affiliates) and $217 million ($39 million current portion included in trade accounts and other payables to affiliates) as of December 31, 2011 and 2010, respectively. TCEH's payments on the note totaled $39 million, $37 million and $35 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
TCEH reimburses Oncor for interest expense on Oncor's bankruptcy-remote financing subsidiary's securitization bonds. This interest expense, which is paid on a monthly basis, totaled $32 million, $37 million and $42 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Notes receivable from EFH Corp. are payable to TCEH on demand and arise from cash loaned for debt principal and interest payments and other general corporate purposes of EFH Corp. As of December 31, 2011 and 2010, the notes consisted of:

	December 31, 2011	December 31, 2010
Note related to debt principal and interest payments	$1,359	$916
Note related to general corporate purposes	$233	$1,005
Total	$1,592	$1,921

The principal and interest related demand note has been guaranteed by EFIH and EFCH on a pari passu basis with the EFH Corp. Senior Notes since the Merger. In connection with the amendment to the TCEH Senior Secured Facilities discussed in Note 9, the note related to net borrowings for general corporate purposes is also now guaranteed by EFIH and EFCH on the same basis as the principal and interest related demand note, and $770 million of the note was repaid in April 2011. These demand notes have been pledged as collateral under the TCEH Senior Secured Facilities. As of December 31, 2011, $670 million of the total $1.6 billion of demand notes receivable from EFH Corp. are reported as current in the balance sheet. The current amount represents the amount of outstanding borrowings as of December 31, 2011 under the TCEH Revolving Credit Facility, which are classified as current liabilities and collateralized by the demand notes. Further, EFH Corp. has sufficient liquidity as of December 31, 2011 to repay the current amount. In February 2012, $650 million of the P&I Note was repaid by EFH Corp. bringing the balance of the demand notes to approximately $960 million. The repayment was funded by a debt issuance at EFIH in February 2012. The average daily balance of the notes totaled $1.542 billion, $1.588 billion and $944 million for the years ended December 31, 2011, 2010 and 2009, respectively. The notes carry interest at a rate based on the one-month LIBOR rate plus 5.00% and interest income totaled $82 million, $85 million and $51 million for the years ended December 31, 2011, 2010 and 2009, respectively.

TCEH had a demand note payable to EFH Corp. totaling $770 million for the period February to December 2010 and again for the period January to April 2011. The proceeds from the note were used to repay borrowings under the TCEH Revolving Credit Facility (see Note 9). The average daily balance of the note was $184 million and $644 million for the years ended December 31, 2011 and 2010, respectively. The note carried interest at a rate based on the one-month LIBOR rate plus 3.50%, and interest expense totaled $7 million and $25 million for the years ended December 31, 2011 and 2010, respectively. In addition, EFCH has a demand note payable to EFH Corp., the proceeds from which were used to repay outstanding debt. The note totaled $57 million and $46 million as of December 31, 2011 and 2010, respectively, and carried interest at a rate based on the one-month LIBOR rate plus 5.00%.

•
Receivables from affiliates are measured at historical cost and primarily consist of notes receivable for cash loaned to EFH Corp. for debt principal and interest payments and other general corporate purposes of EFH Corp. as discussed above. TCEH reviews economic conditions, counterparty credit scores and historical payment activity to assess the overall collectability of its affiliated receivables. There were no credit loss allowances as of December 31, 2011 and 2010.

•
Our subsidiaries pay a subsidiary of EFH Corp. for information technology, financial, accounting and other administrative services at cost. These costs, which are primarily reported in SG&A expenses, totaled $213 million, $193 million and $82 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Under Texas regulatory provisions, the trust fund for decommissioning the Comanche Peak nuclear generation facility, reported in investments on our balance sheet, is funded by a delivery fee surcharge billed to REPs by Oncor and remitted monthly to TCEH , with the intent that the trust fund assets will be sufficient to fund the decommissioning liability. The delivery fee surcharges remitted to TCEH totaled $17 million in the year ended December 31, 2011 and $16 million in each of the years ended December 31, 2010 and 2009, respectively. Income and expenses associated with the trust fund and the decommissioning liability are offset by a net change in the intercompany receivable/payable between Oncor and us, which in turn results in a change in Oncor's net regulatory asset/liability. As of December 31, 2011 and 2010, the excess of the trust fund balance over the decommissioning liability resulted in a payable to Oncor totaling $225 million and $206 million, respectively, included in notes or other liabilities due affiliates in the balance sheet.

•
TCEH had posted cash collateral totaling $4 million as of December 31, 2010 to Oncor related to interconnection agreements for the generation unit developed by TCEH. The collateral was returned in April 2011. The collateral was reported in our December 31, 2010 balance sheet in other current assets.

•
EFH Corp. files a consolidated federal income tax return; however, under a tax sharing agreement, our federal income tax and Texas margin tax expense and related balance sheet amounts, including income taxes payable to or receivable from EFH Corp., are recorded as if we file our own corporate income tax return. As a result, we had income taxes payable to EFH Corp. of $74 million and $21 million as of December 31, 2011 and 2010, respectively. We made income tax payments to EFH Corp. totaling $123 million, $49 million and $27 million for the years ended December 31, 2011, 2010 and 2009, respectively.

•
Certain transmission and distribution utilities in Texas have tariffs in place to assure adequate credit worthiness of any REP to support the REP's obligation to collect securitization bond-related (transition) charges on behalf of the utility. Under these tariffs, as a result of TCEH's credit rating being below investment grade, TCEH is required to post collateral support in an amount equal to estimated transition charges over specified time periods. Accordingly, as of December 31, 2011 and 2010, TCEH had posted letters of credit in the amount of $12 million and $14 million, respectively, for the benefit of Oncor.

•
Oncor and Texas Holdings agreed to the terms of a stipulation with major interested parties to resolve all outstanding issues in the PUCT review related to the Merger. As part of this stipulation, TCEH would be required to post a letter of credit in an amount equal to $170 million to secure its payment obligations to Oncor in the event, which has not occurred, two or more rating agencies downgrade Oncor's credit ratings below investment grade.

•
In 2007, TCEH entered into the TCEH Senior Secured Facilities with syndicates of financial institutions and other lenders. These syndicates included affiliates of GS Capital Partners, which is a member of the Sponsor Group. Affiliates of each member of the Sponsor Group, have from time to time engaged in commercial banking transactions with us and/or provided financial advisory services to us, in each case in the normal course of business, and participated on terms similar to nonaffiliated lenders in the April 2011 amendment and extension of the TCEH Senior Secured Facilities discussed in Note 9.

•
In the year ended December 31, 2011, fees paid to Goldman, Sachs & Co. (Goldman), an affiliate of GS Capital Partners, related to debt issuances and exchanges totaled $26 million, described as follows: (i) Goldman acted as a joint lead arranger and joint book-runner in the April 2011 amendment and extension of the TCEH Senior Secured Facilities discussed in Note 9 and received fees totaling $17 million; (ii) Goldman also acted as a joint book-running manager and initial purchaser in the issuance of $1.750 billion principal amount of TCEH Senior Secured Notes as part of the April 2011 amendment and extension and received fees totaling $9 million. Affiliates of KKR and TPG Capital, L.P. served as advisers to these transactions and each received $5 million as compensation for their services.

In October 2010, Goldman acted as an initial purchaser in the issuance of $350 million principal amount of TCEH 15% Senior Secured Second Lien Notes (Series B) as discussed in Note 9 and received fees totaling $1 million.

•	Affiliates of GS Capital Partners are parties to certain commodity and interest rate hedging transactions with us in the normal course of business.

•	Affiliates of the Sponsor Group have, and in the future may, sell or acquire debt or debt securities issued by us in open market transactions or through loan syndications.

•	As a result of debt repurchase and exchange transactions in 2009, 2010 and 2011, EFH Corp. and EFIH held as investments TCEH debt securities as follows (principal amounts):

	December 31, 2011	December 31, 2010
TCEH Senior Notes
Held by EFH Corp.	$284	$244
Held by EFIH	79	79
TCEH Term Loan Facilities
Held by EFH Corp.	19	20
Total	$382	$343

Interest expense on the notes totaled $34 million, $30 million and $2 million for the years ended December 31, 2011, 2010 and 2009, respectively.

See Notes 9 and 10 for guarantees and push-down of certain EFH Corp. debt, Note 16 for allocation of EFH Corp. pension and OPEB costs to us and Note 17 for discussion of stock-based compensation.